SERVICES AGREEMENT
                               ------------------

         THIS SERVICES AGREEMENT (the "Agreement"), dated as of September 1, 2000, by and between Wealthhound.com, Inc., a Florida Corporation ("Wealthhound"), having its principal place of business at 11 Broadway, Penthouse, New York, New York 10004 and RichMark Capital Corporation, a Texas Corporation ("RichMark"), having a principal place of business at 5525 North McArthur Boulevard, Suite 615, Irving, Texas 75038 (individually, a "Party"; collectively, the "Parties").

                              W I T N E S S E T H:

         WHEREAS,    Wealthhound    owns   and    operates   a   web   site   at
http://www.wealthhound.com (the "Web Site") designed to offer various financial and related services to users on the Internet ("Users");

         WHEREAS, RichMark is an authorized and registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD") and the Securities Investment Protection Corp. ("SIPC");

         WHEREAS, on or about January 1, 2000, Wealthhound orally engaged RichMark to offer financial and securities services to Users on the Web Site, including without limitation, brokerage accounts and on-line trading services;

         WHEREAS, Wealthhound and RichMark desire, subject to the terms and conditions stated below to memorialize their oral agreement in writing;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties agree as follows:

         1.       RESPONSIBILITIES OF THE PARTIES.
                  -------------------------------

1.1 Wealthhound presently owns a full service financial Web Site which offers Users a host of financial services, including without limitation, mortgage services, insurance, and certain e-commerce applications. Among the various sections of the Web Site, Wealthhound shall maintain a series of web pages (the "Financial Pages") devoted entirely to securities, brokerage and execution services. Wealthhound shall maintain a prominent button entitled "Invest or Trade" on both the home page and on the navigational bar located on each of the following web pages on the Web Site, which will link Users to the Financial Pages. RichMark will actually execute the various Services (as defined below) available on the Financial Pages, Wealthhound shall provide the interface and applications by which Users will be able to take advantage of these Services, including without limitation, registration fields where Users will be prompted to submit their personal information to enable RichMark to open brokerage accounts (the "Account") and other web pages upon which Users will place their trading orders that RichMark will execute. Wealthhound shall also be responsible for maintaining these Financial Pages and ensuring that any User information collected thereon will be both secure and transmitted directly

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to RichMark. During the Term (as defined below) of this Agreement, RichMark will exclusively execute securities trades on the Web Site.

1.2 In addition to the Services available on the Financial Pages, Wealthhound shall offer Users the ability to take advantage of such Web Site features as a stock quote ticker, financial news and various wireless services. Such costs, if any, will be the responsibility of Wealthhound.

1.3 Within the confines of the Financial Pages, RichMark will offer the following services to Users: (i) the option of setting up a number of different types of Accounts for each User that agrees to submit the necessary personal and financial information on the Web Site including a deposit or transfer of funds;
(ii) the execution of securities trades on behalf of those Users who have obtained Accounts via the Web Site; (iii) such other financial services that RichMark offers or may offer in the course of its normal business offerings (the "Services").

1.4 Wealthhound shall clearly state on each of the Financial Pages that the securities products are being offered by RichMark. Wealthhound shall also prominently state on those Financial Pages where actual transactions are occurring: "General securities offered through RichMark Capital Corporation, member NASD and SIPC." Wealthhound agrees to abstain from referring to any of the brokerage accounts of the Users as "Wealthhound Brokerage Accounts" and may refer to them on the Web Site as either "Your Brokerage Account" or "RichMark Brokerage Account." Wealthhound shall also comply by inserting all other statements and/or disclaimers on the Web Site as necessary to comply with the rules of the National Association of Securities Dealers.

1.5 Web Site changes must be submitted to RichMark at least 10 days prior to release to allow RichMark the opportunity to review and submit to NASD Advertising, if required.

         2.       TERM.
                  -----

2.1 The term of this Agreement shall commence on the date hereof and shall continue for a period of six (6) months, unless sooner terminated by Wealthhound or RichMark as provided below. Following the date that is the two month anniversary of the date hereof, each party shall have the right to terminate this Agreement with or without cause upon providing the other Party with at least thirty (30) days prior written notice of its intent to terminate this Agreement (the "Term"). If "Payment" described in 3.1 below, is Delinquent for more that 30 days, RichMark may terminate this Agreement as provided below, subject to the cure provision.

         3.       PAYMENT.
                  --------

3.1 During the Term, Wealthhound shall remit to RichMark five thousand ($5,000) dollars each month in consideration of the Services hereunder (the "Fees"). The Fees shall be payable directly to RichMark and must be received by RichMark on the fifteenth (15th) day of every month. Should the Fee become more than 30 days delinquent, RichMark may in its sole discretion terminate this agreement by written notification, fax, e-mail or otherwise to Wealthhound. In the event Wealthhound is Delinquent, Wealthhound shall have the right to cure

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such  Delinquency  within 30 days after actual receipt by Wealthhound of written notice of the intent to terminate the Agreement.

3.2 RichMark may earn commissions from the execution services provided to its customers. These commissions will not be shared with Wealthhound as Wealthhound is not a NASD member.

         4.       GRANT OF CUSTOMER LISTS LICENSE.
                  -------------------------------

4.1. During the Term and thereafter, RichMark hereby grants to Wealthhound, subject to the terms and conditions contained herein, a perpetual, worldwide, royalty-free license ("License") to access and use RichMark's customer lists and customer information which RichMark obtained and accumulated via the Web Site (the "Customer Lists"), including without limitation, all credit, financial and customer contact information. The license fee for the License shall be one payment of $20,000.00. In the event Wealthhound, or a subsidiary thereof, either purchases and/or becomes a registered broker-dealer itself, and is thereby permitted to offer and sell securities on its own, the Parties acknowledge and agree that Wealthhound may compete directly with RichMark by soliciting those customers on the Customer Lists and may provide services competitive to the Services provided by RichMark hereunder to the customers.

         5.       TRADEMARK LICENSE.
                  -----------------

5.1 RichMark hereby grants to Wealthhound a world-wide, non-exclusive, royalty-free license to use its trademarks, service marks, trade name and logos (the "Marks") on the Web Site and on any other promotional and marketing materials with prior written approval from RichMark in connection with the Services hereunder for the Term of the Agreement.

5.2 Upon termination or expiration of this Agreement, Wealthhound shall cease using RichMark's Marks.

         6.       REPRESENTATIONS AND WARRANTIES.
                  ------------------------------

6.1      Wealthhound hereby represents and warrants as follows:


6.1.1 Wealthhound will comply with all applicable federal, state, local and administrative laws in the performance of its obligations hereunder, including but not limited to, laws pertaining to the protection of personal and personally identifiable information;

6.1.2 The execution, delivery and performance of this agreement has been duly authorized by all corporate action on the part of Wealthhound, and this agreement constitutes the valid and binding obligations of Wealthhound, enforceable against WealthHound in accordance with the terms herein;

6.1.3 Neither the execution and delivery by Wealthhound of this Agreement, nor the consummation by Wealthhound of the transactions contemplated hereby, nor compliance by Wealthhound with the provisions hereof, conflict with or result in a breach of any of the

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provisions of the certificate of  incorporation of Wealthhound or any amendments thereto, or any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which Wealthhound is a party or by which it is bound, or constitutes a default under any provision thereof.

6.1.4 Wealthhound is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and is duly qualified and authorized to do business and is in good standing in all jurisdictions in which the nature of its business requires such qualifications except where the failure to so qualify would not have a material adverse effect on the transactions contemplated hereby.

6.2      RichMark hereby represents and warrants as follows:

6.2.1 RichMark shall comply with all applicable federal, state and local laws and regulations in the performance of its obligations hereunder, including those entailed by the provisions of securities brokerage services to Wealthhound customers. Such laws shall be deemed to include without limitation, the registration and other requirements set forth in the Securities Exchange Act of 1934 and those regulations of the National Association of Securities Dealers, Inc.;

6.2.2 The execution, delivery and performance of this Agreement has been duly authorized by all appropriate corporate action on the part of RichMark, and this Agreement constitutes the valid and binding obligation of RichMark, enforceable against RichMark in accordance with the terms herein;

6.2.3 RichMark owns all right, title and interest in and to the Marks and Customer Lists throughout the world and/or possesses the requisite authority to sublicense the Marks and the Customer Lists to Wealthhound. RichMark's use of the Marks will not violate or infringe the intellectual property rights, or any other right of any third party, or result in any tort, injury, damage or harm to any third party;

6.2.4 RichMark is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and is duly qualified and authorized to do business and is in good standing in all jurisdictions in which the nature of its business requires such qualifications except where the failure to so qualify would not have a material adverse effect on the transactions contemplated hereby;

         7.       INDEMNIFICATION.
                  ----------------

7.1 Each Party agrees to indemnify, defend and hold harmless the other Party, its parent, subsidiaries, affiliates, successors, assigns, directors, officers, agents or employees from and against any third party claims, losses, damage, lost expense, liability and settlement, including without limitation, reasonable attorney's fees and court costs reasonably incurred by the indemnified party (the "Indemnified Party") (collectively, "Losses") in a claim arising out of or in connection with: (i) the intentional or negligent act or omission by the indemnifying party (the "Indemnifying Party") in the course of the performance of its duties and obligations hereunder;

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(ii) the material failure of the Indemnifying Party to comply with the terms and conditions of this Agreement; (iii) any breach of any warranty, representation, agreement or covenant of the Indemnifying Party as set forth in this Agreement; or (iv) the failure to comply with any and all federal, state or local laws applicable to the Indemnifying Party in the performance of its respective obligations hereunder.

7.2 The Indemnified Party seeking indemnification shall give prompt written notice to the Indemnifying Party, along with the request for indemnification, of any claim for which it is seeking indemnification . The Parties understand and further agree that an Indemnifying Party without the concurrence of the Indemnified Party shall make no settlement of a claim. The Indemnifying Party shall control the settlement or defense of any claim; provided, however, that the Indemnified Party may, at its cost, engage its own attorneys. The Indemnifying Party and Indemnified Party will fully cooperate with each other to enable each of the parties to fulfill its obligations with respect to such claim.

7.3 The provisions of this Section 7 shall survive the expiration or termination of this Agreement.

         8.       CONFIDENTIAL INFORMATION.
                  ------------------------

8.1 Each Party receiving any information of a business, technical, marketing or proprietary nature (the "Receiving Party") imparted to it by the other Party (the "Disclosing Party") during the course of this Agreement, which information may include actual customer lists, business plans, content, designs, sketches, materials, costs, pricing, customer lists, subject to Section 4, production techniques, sources of supply and other documents, non-public information and trade secrets (collectively, the "Confidential Information") that were acquired, designed and/or developed by the Disclosing Party at great expense, acknowledges that such Confidential Information is secret, confidential and unique, and constitutes the trade secrets and exclusive property of the Disclosing Party, and that any use by the Receiving Party of such Confidential Information other than for the sole purpose of exercising its rights and fulfilling its obligations under this Agreement would cause irreparable injury to the Disclosing Party. For the avoidance of doubt, Confidential Information will not include information that (i) is in or enters the public domain without breach of this Agreement; (ii) the Receiving Party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation; (iii) the Receiving Party knew prior to receiving such information from the Disclosing Party; or (iv) the Receiving Party independently develops without reliance on any Confidential Information. Accordingly, the Receiving Party agrees that it will not, at any time, whether during the term of this Agreement or thereafter, disclose or divulge to any Person of, or use or suffer the use by any other Person, any Confidential Information for any purpose other than solely as required for the promotion and to exercise the rights or fulfill the obligations of the Receiving Party in accordance with the terms of this Agreement, and in no event, directly or indirectly, for its own benefit.

8.2 The Parties acknowledge that irreparable harm may result from the breach of any covenant or agreement to be performed or observed under this Section 8, and, whether such breach occurs before or after the termination of this Agreement, the Parties agree that an aggrieved Party shall be entitled, in addition to any other remedies available to such Party

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hereunder,  under  applicable  law,  or  otherwise,  to seek  from any  court of competent jurisdiction a temporary restraining order, preliminary injunction and permanent injunction enjoining any Party from any breach, threatened breach or further breach of this Agreement or any present, threatened or further infringement or impairment of the breaching Party's rights in and to the Confidential Information.

8.3 The provisions of this Section 8 shall survive the termination of this Agreement.


         9.       LIMITATION OF LIABILITY
                  -----------------------

9.1 EXCEPT FOR LIABILITIES ARISING UNDER THE VARIOUS INDEMNITIES HEREIN CONTAINED AND WITH THE EXCEPTION OF FRAUD OR WILLFUL MISCONDUCT, IN NO EVENT WITH EITHER PARTY BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, CONTENT, DATA OR PROFITS, WHETHER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, AND WHETHER OR NOT EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         10.      CONTROLLING LAW; JURISDICTION.
                  ------------------------------

10.1 This Agreement shall be governed by, and construed in accordance with, the laws of State of Texas without regard to the conflicts of law principles thereof, regardless of the jurisdiction of creation or domicile of the parties hereto. Any dispute arising hereunder shall be adjudicated exclusively in the federal and state courts located in Dallas County, Texas, and the parties waive any claims of inconvenient forum in connection therewith.

         11.      NOTICES.
                  -------

11.1 All notices, authorizations and requests in connection with this Agreement shall be deemed given upon receipt when sent by air express courier, charges prepaid, or when telecopied with receipt approval and addressed to the parties at the addresses or telecopier number set forth above (or to such other address or telecopier number as the Party to receive the notice or request so designates by written notice to the other).

         12.      ASSIGNMENT.
                  -----------

12.1 Neither Party may assign this Agreement without the prior written consent of the other Party, and any attempt by a Party to assign this Agreement without such consent shall be null and void; provided, however, that either Party shall be entitled to assign this Agreement without the other party's prior written consent in connection with: (i) a transfer or sale of the business as a going concern by either Party; or (ii) a transfer to a wholly owned subsidiary.

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         13.      MISCELLANEOUS.
                  --------------

13.1 WAIVER. No Waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

13.2 SEVERABILITY. In the event any provision of this Agreement shall be for any reason be held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect.

13.3 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

13.4 CONSTRUCTION. In resolving any dispute or construing any provision hereunder, there shall be no presumptions made or inferences drawn (i) because the attorneys for one of the parties drafted the Agreement; (ii) because of the drafting history of the Agreement; or (iii) because of the inclusion of a provision not contained in a prior draft, or the deletion of a provision contained in a prior draft.

13.5 FORCE MAJEURE. Neither Party shall be liable to the other or deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, fires, transportation contingencies, interruptions in telecommunications or Internet service or network provider services, failure of equipment and/or software, laws, regulations, acts or orders of any government or agency or official thereof, other catastrophes or any other occurrences beyond such Party's reasonable control.

13.6 SECTION  HEADINGS.  Section headings are for convenience only and are not a
part  of  this   Agreement  and  should  not  limit  or  otherwise   effect  the
interpretation of any term of provision hereof.

13.7 RELATIONSHIP OF THE PARTIES. The Parties hereto are independent contractors and no agency, partnership, joint venture, or employment relationship shall be created or inferred by the existence of performance of this Agreement, and neither Party shall have any authority to bind the other Party in any respect whatsoever.

13.8 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the Parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements between the Parties concerning the subject matter hereof, and cannot amended except by a writing signed by both parties. No Party hereto has relied on any statement, representation or promise of any other Party or of any officer, agent, employee or attorney for the other Party in executing this agreement except as expressly stated herein.

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13.9 NO THIRD  PARTY  BENEFICIARIES.  Nothing in this  Agreement  is intended or shall be construed to give any person, other than parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

13.10 SURVIVAL. Notwithstanding termination or expiration of this Agreement, the provisions of Sections 4, 7, 8, 9, 10 and 13 of this Agreement shall survive any termination or expiration of this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth above.

WEALTHHOUND.COM, INC.                       RICHMARK CAPITAL CORPORATION

By:      /s/ Michael D. Farkas              By:      /s/ Richard J. Monello
   --------------------------------            --------------------------------

Name:    Michael D. Farkas                  Name:    Richard J. Monello
     ------------------------------              ------------------------------

Title:   Chief Executive Officer            Title:   President
      -----------------------------               -----------------------------


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